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                                                                   EXHIBIT 10.16

                       ORBITAL COMMUNICATIONS CORPORATION
                             1992 STOCK OPTION PLAN
              (Amended and Restated Effective September 12, 1995)


                                   ARTICLE I
                                PURPOSE OF PLAN

                 The purpose of this 1992 Stock Option Plan is to promote the growth and profitability of Orbital Communications Corporation by providing, through the ownership of Shares, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company or other entities in which the Company has a significant interest and to motivate such persons to use their best effort on behalf of the Company.


                                   ARTICLE II
                                  DEFINITIONS

                 For the purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

         2.01 Accrued Installment. The term "Accrued Installment" shall mean any vested installment of an Option.

         2.02 Board. The term "Board" shall mean the Board of Directors of the Company.

         2.03 Committee. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.04 and constituting two (2) members of the Board, who shall be entitled to take any action permitted to be taken by the Committee only after consultation with two (2) individuals designated by the partners of ORBCOMM Global, other than ORBCOMM, which shall be by Teleglobe Mobile, as long as Teleglobe Mobile holds at least forty percent (40%) of the Participating Percentage in ORBCOMM Global, L.P. (as defined in the Agreement of Limited Partnership of ORBCOMM Global, L.P.)*.

         2.04 Company. The term "Company" shall mean Orbital Communications Corporation, a Delaware corporation, or any successor thereof.

         2.05 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

         2.06 Disinterested Person. The term "Disinterested Person" shall mean any person defined as a disinterested person under Rule 16b-3 of the Securities and Exchange Commission as promulgated under the Exchange Act.

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*Amended on November 11, 1997.
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         2.07      Effective Date.  The term "Effective Date" shall mean
September 29, 1992.

         2.08 Eligible Person. The term "Eligible Person" shall mean any employee or officer of any Participating Company, but shall not include any Director of any Participating Company who is not also an employee or officer of a Participating Company.

         2.09 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         2.10 Fair Market Value. The term "Fair Market Value" shall mean the closing sale price of a Share on the national securities exchange on which Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system for securities on the date in question. In the event that there are no sales of Shares on any such exchange or market on such date, the fair market value of a Share shall be deemed to be the closing sales price on the next preceding day on which Shares were sold on any such exchange or market. In the event that such Shares are not listed on any such market or exchange on such date, a reasonable valuation of the fair market value of a Share shall be made by the Committee. Any determination of fair market value made in good faith by the Committee shall be conclusive and binding on the Company and all Optionees and/or holders of Shares.

         2.11 I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.12 Incentive Stock Option. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C. Section 422(b) as an incentive stock option.

         2.13 Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option granted under the Plan that does not qualify as an Incentive Stock Option.

         2.14 Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

         2.15 Optionee. The term "Optionee" shall mean an Eligible Person who has been granted Options.

         2.16 ORBCOMM Partnerships. The term "ORBCOMM Partnerships" shall mean ORBCOMM Global, L.P., ORBCOMM USA, L.P., ORBCOMM International Partners, L.P. and any successor partnerships thereto; provided, however, that the term "ORBCOMM Partnership" shall not include any such partnership at any time when the Company holds, directly or indirectly, a Participation Percentage (as defined in the applicable partnership agreement) in such partnership aggregating less than 20%.





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         2.17      Parent Corporation.  The term "Parent Corporation" shall
mean a corporation as defined in I.R.C. Section 424(e).

         2.18 Participating Company. The term "Participating Company" shall mean the Company, any Parent Corporation of the Company, any Subsidiary Corporation of the Company or its Parent Corporation and any ORBCOMM Partnership.

         2.19 Plan. The term "Plan" shall refer to the Stock Option Plan of the Company set forth herein that provides for the granting of Incentive Stock Options and Nonstatutory Stock Options.

         2.20 Restricted Shareholder. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, with stock ownership determined in accordance with the attribution rules of I.R.C. Section 424(d).

         2.21 Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $0.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

         2.22 Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a corporation as defined in I.R.C. Section 424(f).

         2.23 Teleglobe Mobile. The term "Teleglobe Mobile" shall mean Teleglobe Mobile Partners, a Delaware general partnership.

         2.24 Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of a corporation other than a corporation that was a Participating Company immediately prior to such event (which shall be deemed to have occurred only if such a corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of all or substantially all of the Company's assets to a person or persons other than a corporation that was a Participating Company immediately prior to such event; or (d) a sale to one person (or two or more persons acting in concert), other than to a corporation that was a Participating Company immediately prior to such event, of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company. As used herein or elsewhere in this Plan, the word "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.





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         2.25      Termination Date.  The term "Termination Date" shall mean
September 29, 2002.

         2.26 Total Disability. The term "Total Disability" shall mean a permanent and total disability as that term is defined in I.R.C. Section 22(e)(3).


                                  ARTICLE III
                             ADMINISTRATION OF PLAN

         3.01 Administration by Board. The Plan shall be administered by the Board. The Board shall have full and absolute power and authority in its sole discretion to (a) determine which Eligible Persons shall receive Options;
(b) determine the time when Options shall be granted; (c) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Option granted hereunder, including whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option (except that Incentive Stock Options may not be granted to any Eligible Person that is not an employee or officer of the Company, any Parent Corporation of the Company or any Subsidiary Corporation of the Company or its Parent Corporation); (d) determine the number of Shares which may be issued upon exercise of the Options; and (e) interpret the provisions of this Plan and of any Option granted under this Plan.

         3.02 Rules and Regulations. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

         3.03 Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.

         3.04      Administration by Committee.

                   (a) The Board shall appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.01.

                   (b) At any time the Company has a class of equity securities registered under the Exchange Act, each member of the Committee must be a Disinterested Person, and the Board may, but is not required to, take such other actions as are deemed necessary or advisable to conform the Plan to the requirements of Rule 16b-3 as promulgated under the Exchange Act.

                   (c) The Committee shall report to the Board the names of Eligible Persons granted Options, the number of Shares covered by each Option, and the terms and conditions of each such Option.





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                   (d)    Prior to the time that it appoints a Committee to
administer the Plan, the Board shall consult with, and obtain the concurrence of, the Human Resources Committee of the Board of Directors of Orbital Sciences Corporation in administering the Plan.

                                   ARTICLE IV
                      NUMBER OF SHARES AVAILABLE FOR GRANT

                   Subject to the following provisions of this Article IV, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,100,000*. In the event that Options granted under the Plan shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options under the Plan. In the event that Shares that were previously issued by the Company, upon exercise of an Option, are reacquired by the Company as part of the consideration received (in accordance with Section 6.05(b) hereof) upon the subsequent exercise of an Option or pursuant to Section 6.06 hereof, such reacquired Shares shall again be available for the granting of Options hereunder.**


                                   ARTICLE V
                                  TERM OF PLAN

                   The Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.


                                   ARTICLE VI
                                  OPTION TERMS

         6.01 Form of Option Agreement. Any Option granted under the Plan shall be evidenced by an agreement ("Option Agreement") in such form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

         6.02 Option Exercise Price. The option exercise price for Shares to be issued under this Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value of the Shares in the case of an Incentive Stock Option (or one hundred and ten percent (110%) of such Fair Market Value in the case of an Incentive Stock Option granted to a Restricted Shareholder), or less than eighty-five percent (85%) of the Fair Market Value in the case of a Nonstatutory Stock Option.

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 *Amended on February 6, 1998 to increase number from 900,000 to 1,100,000.
**Amended on December 1, 1997.





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         6.03      Vesting and Exercise of Options.  Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under the Plan shall vest and be exercisable in accordance with the rules set forth in this Section 6.03:

                   (a)    General.  Subject to the other provisions of this
Section 6.03, Options shall vest and become exercisable at such time and in such installments as the Board shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.03, in Section 6.04(a) or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

                   (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date such Option was granted (five (5) years in the case of an Incentive Stock Option granted to a Restricted Shareholder).

                   (c) Termination of Employment other than by Death, Retirement or Total Disability. In the event that the employment of an Optionee with a Participating Company is terminated for any reason (other than death or Total Disability or retirement on or after reaching age 60), any installments under an Option held by such Optionee that have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. All Accrued Installments as of the employment termination date shall expire and become unexercisable as of the earlier of (i) three (3) months following the employment termination date; or (ii) the original Option Termination Date. For purposes of the Plan, an Optionee who is an employee or officer of any Participating Company shall not be deemed to have incurred a termination of his employment so long as such Optionee is an employee or officer of any Participating Company.

                   (d) Leave of Absence. An approved leave of absence shall not constitute a termination of employment under the Plan. An approved leave of absence shall mean an absence approved pursuant to the policy of a Participating Company for military leave, sick leave, or other bona fide leave, not to exceed ninety (90) days or, if longer, as long as the employee's right to re-employment is guaranteed by contract, statute or the policy of a Participating Company. Notwithstanding the foregoing, in no event shall an approved leave of absence operate to make an Option exercisable after the original Option Termination Date.

                   (e)    Death, Retirement or Total Disability of Optionee.
In the event that the employment of an Optionee with a Participating Company is terminated by reason of death, Total Disability, or retirement on or after reaching age sixty (60), any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:





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                           (i)    The applicable Option Termination Date; or

                          (ii)    The first anniversary of the date of
         termination of employment of such Optionee by reason of the Optionee's death, Total Disability or retirement.

                   Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased, disabled or retired Optionee's Option that have not accrued as of the date of the employee's termination of employment due to death, Total Disability or retirement shall expire and become unexercisable as of the employment termination date.

                   (f) Termination of Affiliation of Participating Company. Notwithstanding the foregoing provisions of this Section 6.03, (i) in the case of an Optionee who is an employee or officer of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company or an ORBCOMM Partnership, such Optionee shall be deemed (for all purposes of the Plan) to have incurred a termination of his employment for reasons other than death, retirement on or after age 60 or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination and (ii) in the case of an Optionee who is an employee or officer of a Participating Company that is an ORBCOMM Partnership, upon an Affiliation Termination of such Participating Company, all unaccrued installments of any Option held by such Optionee shall vest and become Accrued Installments immediately prior to the effectiveness of such Affiliation Termination and thereafter each such Option shall expire and become unexercisable as of the earlier of (A) the applicable Option Termination Date,
(B) the first anniversary of the Optionee's death, Total Disability or retirement on or after reaching age 60 or (C) three (3) months following the date the Optionee's ceases to be employed by any Participating Company or any ORBCOMM Partnership. As used herein, the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as an ORBCOMM Partnership or as a Parent or Subsidiary Corporation of the Company or of Orbital Sciences Corporation.

         6.04      Exercise of Options.

                   (a) Subject to Section 6.09(b), no Options may be exercised by any Optionee until the Board has determined that the value of Orbital Sciences Corporation's share of the Company is equal to at least one hundred twenty-five percent (125%) of the amount of Orbital Sciences Corporation's investment in the Company, or until September 1, 2001, whichever is earlier. For purposes of this Section 6.04(a), (i) the "value of Orbital Sciences Corporation's share of the Company" shall mean the sum of the percentage of the Company's Common Stock owned by Orbital Sciences Corporation multiplied by the then Fair Market Value of the Common Stock of the Company as determined by the Board, plus the principal amount of net intercompany indebtedness owed by the Company to Orbital Sciences Corporation; and (ii) "Orbital Sciences Corporation's investment in the Company" shall mean Orbital Sciences Corporation's investment in, and to the extent not reflected in the computation of such investment, the cumulative total of all unreimbursed expenses incurred, and expenditures made by Orbital Sciences Corporation on behalf





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of, the Company, net of expenditures that are charged to Independent Research and Development or directly reimbursed by customers. Any such determination of the value of Orbital Sciences Corporation's share of the Company, or of Orbital Sciences Corporation's investment in the Company, made in good faith by the Board shall be conclusive and binding on the Company and all Optionees.

                   (b) Subject to the restrictions in Section 6.04(a), an Option may be exercised in accordance with this Section 6.04 as to all or any portion of the Shares covered by an Accrued Installment of the Option, from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.05. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by this Plan, as may be required by applicable laws, rules or regulations, or as may be adopted or imposed by the Board.
Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6.09(a).

         6.05      Payment of Option Exercise Price.

                   (a) Except as otherwise provided in Section 6.05(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Board.

                   (b) In the discretion of the Board (which, in the case of an Incentive Stock Option, shall be exercised only at the time of grant), an Optionee may elect to pay for all or some of the Optionee's Shares with Shares the Optionee has held for at least six (6) months, subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued at the Fair Market Value of such Shares on the day immediately preceding the day notice of exercise is received by the Company.

         6.06 Purchase by the Company of Shares Acquired Pursuant to Exercise of Option.

                   (a) Valuation. Provided that there has not yet been a public offering (within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder) of the Company's Common Stock, all Shares acquired pursuant to exercise of an Option that as of the applicable Valuation Date (as hereinafter defined), have been held by an Optionee at least six (6) months from the date of exercise of the Option (such Shares, in each year, the "Payable Shares"),





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shall, at the election of the Optionee exercised in the manner set forth herein, be purchased by the Company at a price per share equal to the Fair Market Value of a share of Common Stock on September 1, 1995, September 1, 1996 and September 1, 1997 and in subsequent years on March 1 and September 1 of each year (each such date is referred to as a "Valuation Date"); provided further that on the Valuation Date in 1995 only, no more than fifty percent (50%) of each Optionee's Payable Shares shall become subject to purchase by the Company. Within thirty (30) days after each such Valuation Date after Options are exercisable under Section 6.04(a), the Company shall cause the Fair Market Value of the Shares to be determined in accordance with Section 6.06(b) and shall notify each holder of Shares acquired pursuant to exercise of an Option of such Fair Market Value. Within thirty (30) days after receipt of such notice, each such holder of Shares may elect to have all or any portion of his or her Payable Shares be purchased by the Company at a price per share equal to such Fair Market Value by submitting to the Committee an irrevocable written notice of such election. The rights of an Optionee under this Section 6.06 may be exercised by the Optionee and any transferee specified in clause (ii) of
Section 6.08(a) (in which case all references herein to "Optionee" shall refer to such transferee), but shall not be exercisable by any other holder of Shares, whether or not such holder acquired such Shares in a transfer permitted by Section 6.08(a).

                   (b) Method of Valuation. The value of a Share of Company Common Stock on each Valuation Date shall be determined in good faith by the Committee, and any such determination shall be conclusive and binding on the Company and all Optionees and/or holders of Shares. In making any such determination of Fair Market Value, the Committee may, but shall not be required to, rely on a determination of Fair Market Value made by an independent appraiser or other appropriate financial professional selected by the Committee in its sole discretion and reasonably believed to be competent to make such determination. No member of the Committee shall have any personal liability to any Optionee and/or holder of Shares for any determination of Fair Market Value under this Section 6.06, or any act or omission in connection therewith, unless the Optionee and/or holder of Shares shall establish that such determination, act or omission was not made in good faith.

                   (c) Closing of Purchase of Shares. The closing for any purchase of Shares pursuant to this Section 6.06 shall occur on such date within sixty (60) days of the giving by the Company of the notification required by Section 6.06(a) as the Company shall specify by five (5) business days' notice to each selling Optionee, at the offices of the Company at 11:00 a.m. local time, or at such other time and place as the parties to such sale may mutually agree. At the closing, the Optionee shall deliver to the Company a certificate or certificates representing the Shares to be purchased by the Company, duly endorsed for transfer, free and clear of any lien or encumbrance, in exchange for payment of the purchase price (i) by check, (ii) by delivery of certificates representing shares of Common Stock of Orbital Sciences Corporation having a Fair Market Value (determined in the manner provided in Section 2.10) as of the business day preceding the closing equal to the purchase price of the Shares, (iii) by delivery of a subordinated promissory note of the Company in the principal amount of the purchase price of the Shares, bearing interest at a rate equal to the then applicable federal short-term rate (determined pursuant to Section 1274(d) of the I.R.C.), providing for quarterly payments of interest and payment of the full principal amount on the first anniversary of the date of issuance, and containing provisions as approved by the Board in its sole





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discretion providing for the subordination of such notes to such indebtedness, whether then existing or thereafter created, of the Company as is specified by the Board, including, without limitation, indebtedness for money borrowed or similar indebtedness, or (iv) any combination of the foregoing; provided, however, that no more than fifty percent (50%) of the purchase price for Shares may be paid by subordinated promissory note. Any payment in the form of shares of Orbital Sciences Corporation Common Stock shall be subject to all applicable federal and state securities laws restrictions and all other restrictions.

                   (d) Limitations on Repurchase Obligations. Notwithstanding any other provision of this Section 6.06, the Company shall not be obligated to purchase Payable Shares (i) to the extent such purchase is not permitted under applicable law or under the terms of any of (A) the Company's then-existing debt instruments or agreements governing such debt instruments,
(B) the then-existing terms of any class of preferred stock of the Company, or
(C) a then-existing stockholders agreement to which the Company is a party; or
(ii) in the event there has been a public offering (within the meaning of the Securities Act of 1933 as amended, and the rules and regulations thereunder) of the Company's Common Stock.

         6.07 Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, whether voluntarily, by operation of law, pursuant to judicial process or otherwise, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

         6.08      Restrictions on Issuance or Transfer of Shares.

                   (a) Until such time as the Company shall have consummated an underwritten public offering of Shares involving an aggregate public offering price of at least Five Million Dollars ($5,000,000), or the Shares are registered under the Exchange Act, no Shares issuable upon exercise of an Option shall be sold, assigned, encumbered, pledged, hypothecated, given away or in any other manner disposed of or transferred, whether voluntarily, by operation of law, pursuant to judicial process or otherwise, except (i) to the Company pursuant to Section 6.06 hereof, or (ii) upon the death of the holder thereof, Shares may be transferred and distributed by will or other instrument taking effect at death or by the laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, provided that no such transfer shall be effective until the recipient has delivered to the Company a written acknowledgment in form and substance reasonably satisfactory to the Company that such Shares are subject to the restrictions on disposition or transfer set forth in this Section 6.08(a). Any attempted transfer of Shares not in accordance with this Section 6.08(a) shall be null and void, and the Company shall not in any way give effect to any such disposition or transfer.

                   (b) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing or quotation requirements of any national securities exchange or market on which Shares are then listed or quoted, and any other requirement of law or





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of any regulatory body having jurisdiction over such issuance and delivery.
The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

                   (c) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, rule or regulation.

                   (d) The exercise of Options under the Plan is conditioned on approval of the Plan by the vote or written consent of a majority of the holders of outstanding Shares of the Company's Common Stock within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any Options granted hereunder shall be void.

         6.09      Option Adjustments.

                   (a) If the outstanding Shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split or other similar transaction, the Board shall make a proportionate adjustment in the number or kind of shares and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

                   (b) Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of any successor or survivor corporation in the Terminating Transaction or an affiliate thereof, with such adjustments as the Board deems appropriate with respect to the number and kind of securities and the per-share exercise price under such substituted options, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including, without limitation, (A) accelerating the vesting of outstanding Options; and/or
(B) providing for the cancellation of





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
Options and their automatic conversion into the right to receive the securities or other properties which a holder of Shares underlying such Options would have been entitled to receive upon the consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph
(b), the Plan and the Options shall terminate by reason of occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) and/or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their Options to the full extent not theretofore exercised, including any installments which have not yet become Accrued Installments.

                   (c) Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, to the maximum extent possible, any adjustments authorized under this
Section 6.09 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.09 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

         6.10 Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option pursuant to the Plan, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. Prior to June 30, 1998*, the Board may permit, and after June 30, 1998*, the Board shall permit, either at the time of the grant of an Option or the time of exercise, the Optionee and/or holder of Shares to elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Shares owned by such individual having a Fair Market Value equal to such withholding obligation, or (ii) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of Shares having a Fair Market Value equal to such withholding obligation; provided that after June 30, 1998*, in the first year that any Optionee and/or holder of Shares elects to satisfy his or her tax withholding obligation in a manner specified in this
Section 6.10(i) or (ii), such Optionee and/or holder of Shares shall not be entitled to exercise more than 50% of his or her total vested Options in such manner; and provided further that the Board shall amend this Plan to delay the foregoing June 30, 1998* date in the event there are not a total of at least eighteen (18) operational ORBCOMM satellites in orbit by June 30, 1998*.

-------------------

*Amended on December 1, 1997.

         6.11 Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate, as well as legends setting forth the restrictions contained in
Section 6.08(a) hereof. The determination of which legends, if any, shall be placed upon Stock Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.

         6.12 Employment Rights. Neither the adoption of the Plan nor the grant of Options will confer upon any person any right to continued employment with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate an employment relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in connection with Options granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship.

         6.13 Non-Competition Provisions. In consideration for the grant of Options, the Committee may require that Optionees enter into a non-competition agreement with the Company.


                                  ARTICLE VII
                        AMENDMENT OR TERMINATION OF PLAN

         7.01 Board Authority. The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Option Plan to fail to meet the qualification requirements for Incentive Stock Option Plans as set forth in the Internal Revenue Code or, if the Company then has a class of equity security registered under the Exchange Act, to comply with Rule 16b-3 of the Exchange Act or any successor rule under such Act as in effect on the date of such amendment.

         7.02 Limitation on Board Authority. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.01; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement shall affect, in a material and adverse manner, Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options.

         7.03 Substitution of Options. In the Board's discretion, the Board may, with an Optionee's consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of the Plan, and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         8.01 Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plan.

         8.02 Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail and, if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by registered or certified mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

         8.03 Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

         8.04 Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.





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